UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2018

UNITEDHEALTH GROUP INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-10864	41-1321939
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

UnitedHealth Group Center 9900 Bren Road East Minnetonka, Minnesota	55343
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 936-1300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On June 14, 2018, UnitedHealth Group Incorporated (the “Company”) agreed to sell its (i) Floating Rate Notes due June 15, 2021 in the aggregate principal amount of $350,000,000, (ii) 3.150% Notes due June 15, 2021 in the aggregate principal amount of $400,000,000, (iii) 3.500% Notes due June 15, 2023 in the aggregate principal amount of $750,000,000, (iv) 3.850% Notes due June 15, 2028 in the aggregate principal amount of $1,150,000,000 and (v) 4.250% Notes due June 15, 2048 in the aggregate principal amount of $1,350,000,000 (collectively, the “Notes”), pursuant to the Underwriting Agreement, dated June 14, 2018 (the “Underwriting Agreement”), and the Pricing Agreement, dated June 14, 2018 (the “Pricing Agreement”), both among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Goldman Sachs & Co. LLC, Morgan Stanley & Co. LLC and RBC Capital Markets, LLC, as representatives of the several underwriters listed in Schedule I to the Pricing Agreement.

The Notes were issued on June 19, 2018 pursuant to the Indenture, dated as of February 4, 2008, between the Company and U.S. Bank National Association, as trustee (the “Indenture”), and Officers’ Certificates and Company Orders, each dated June 19, 2018, relating to each series of the Notes, in each case, pursuant to Sections 201, 301 and 303 of the Indenture.

The Notes have been registered under the Securities Act of 1933, as amended, pursuant to the Company’s automatic shelf registration statement on Form S-3, File No. 333-216150 (the “Registration Statement”). The Company is filing this Current Report on Form 8-K to file with the Securities and Exchange Commission certain documents related to the issuance of the Notes that will be incorporated by reference into the Registration Statement as exhibits thereto.

The Underwriting Agreement is filed herewith as Exhibit 1.1. The Pricing Agreement is filed herewith as Exhibit 1.2. The Officers’ Certificates and Company Orders relating to the Notes, each including the applicable form of Note, are filed herewith as Exhibit 4.1, Exhibit 4.2, Exhibit 4.3, Exhibit 4.4 and Exhibit 4.5. The legal opinion with respect to the validity of the Notes is filed herewith as Exhibit 5.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

1.1	Underwriting Agreement, dated June 14, 2018, among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Goldman Sachs & Co. LLC, Morgan Stanley & Co. LLC and RBC Capital Markets, LLC, as Representatives of the several Underwriters

1.2	Pricing Agreement, dated June 14, 2018, among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Goldman Sachs & Co. LLC, Morgan Stanley & Co. LLC and RBC Capital Markets, LLC, as Representatives of the several Underwriters

4.1	Officers’ Certificate and Company Order, dated June 19, 2018, relating to the Floating Rate Notes due June 15, 2021, pursuant to Sections 201, 301 and 303 of the Indenture dated as of February 4, 2008 (including the form of Floating Rate Notes due June 15, 2021)

4.2	Officers’ Certificate and Company Order, dated June 19, 2018, relating to the 3.150% Notes due June 15, 2021, pursuant to Sections 201, 301 and 303 of the Indenture dated as of February 4, 2008 (including the form of 3.150% Notes due June 15, 2021)

4.3	Officers’ Certificate and Company Order, dated June 19, 2018, relating to the 3.500% Notes due June 15, 2023, pursuant to Sections 201, 301 and 303 of the Indenture dated as of February 4, 2008 (including the form of 3.500% Notes due June 15, 2023)

4.4	Officers’ Certificate and Company Order, dated June 19, 2018, relating to the 3.850% Notes due June 15, 2028, pursuant to Sections 201, 301 and 303 of the Indenture dated as of February 4, 2008 (including the form of 3.850% Notes due June 15, 2028)

4.5	Officers’ Certificate and Company Order, dated June 19, 2018, relating to the 4.250% Notes due June 15, 2048, pursuant to Sections 201, 301 and 303 of the Indenture dated as of February 4, 2008 (including the form of 4.250% Notes due June 15, 2048)

5.1	Opinion of Hogan Lovells US LLP regarding the validity of the Notes

23.1	Consent of Hogan Lovells US LLP (included as part of Exhibit 5.1)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 19, 2018

UNITEDHEALTH GROUP INCORPORATED

By:	/s/ Dannette L. Smith
	Name:	Dannette L. Smith
	Title:	Secretary to the Board of Directors